UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       _________________________________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   August 28, 2006


                                 CENTALE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     New York                  0-50863                 22-3621870
  -------------------------------------------------------------------------
  (State of Incorporation)     (Commission File      (IRS Employer
                               Number)                Identification No.)


           6700 N. Andrews Ave., Suite 605, Ft. Lauderdale, FL 33309
           ---------------------------------------------------------
                   (Address of principal executive offices)

                                (754) 224-3300
                         -----------------------------
                         Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02  Departure of Director or Principal Officer

     Effective on August 28, 2006, Juan Ferreira resigned from his position as a member of Centale's Board of Directors and from his position as President and Chief Financial Officer of Centale.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENTALE, INC.


Dated: August 30, 2006                 By: /s/ Jon DeYoung
                                       -----------------------
                                       Jon DeYoung
                                       Chief Executive Officer